                                                              EXHIBIT 10.13

                   Translation of Notarial Deed No. 42/1993

                            dated January 23, 1993



                             QUOTAHOLDER AGREEMENT

___________________________________________________________________________

Made in Berlin on January 23, 1993

Before me the undersigned notary Dr. Wolfgang Rosener appeared today

1.   Jorg Stein [personal data not translated]

2.   Dr. H.-M. Giesen [personal data not translated]


The person appearing at No. 2 declared to make the following declarations not in his own name but in the name and on behalf of

          Synergy Semiconductor Corporation, a Californian corporation with its registered office in Santa Clara, California, United States of America.

With regard to his authorization the person at No. 2 presented a copy of an advance telecopy of a power of attorney and a certificate of secretary of December 15, 1992 which is attached as Attachment A. He undertook to hand in the
                                       ------------
originals later.

The persons appearing requested the notarization of the following:

                                                                             2
                             QUOTAHOLDER AGREEMENT


This Quotaholder Agreement ("Agreement") is made by and between:

     Jorg Stein, Esq. with the law firm of Stein, Held, Hunnekuhl, Textor and Pawlak, KaiserstraBe 4, W-7410
     Reutlingen, Germany, ("Trustee")

and

     Synergy Semiconductor Corporation , a Californian corporation with its principal place of business at 3450 Central Expressway, Santa Clara, California 95051, U.S.A. ("Synergy"),

with reference to the following facts:

A. HalbleiterElektronik Frankfurt (Oder) GmbH ("HEG") is a German limited liability company with a registered capital of German Marks 50,000 and its registered seat in Frankfurt (Oder), Germany. An increase in the registered capital by DM 50,000 to DM 100,000 has been resolved but not yet registered in the Commercial Register. HEG is engaged in the research, development, production and distribution of microelectronic products of various kinds, including but not limited to integrated circuits.

B. Trustee owns quotas in the nominal amount of DM 50,000 and DM 1,000 of the registered capital of HEG. He intends to dispose of his quotas to other participants or to third parties in accordance with the master plan agreed upon among the participants and wishes to insure the cooperation of Synergy in the further privatization of HEG.

C. Synergy owns a quota in the nominal amount of DM 49,000 of the registered capital of HEG. Synergy is interested in acquiring from Trustee the option to purchase a portion of his quotas under certain conditions, and Trustee is willing to grant such an option.

D. Trustee and Synergy each wishes to limit its discretion in exercising its voting rights as a Co-owner of HEG in order to achieve certain pre-determined objectives. In this context, the parties specifically acknowledge that, during the first 18 months of HEG's commercial activity, Synergy will assume the industrial leadership and that thereafter, unless a majority ownership position has been acquired, it will exercise a significant influence over HEG.

Synergy and Trustee (collectively the "Parties") agree as follows:


Section 1 - Management and Control of HEG
- -----------------------------------------

1.1  Corporate Bodies. HEG will have the Management Board, the Supervisory Board
     ----------------
     and the Quotaholders' Meeting pursuant to the terms and conditions set forth in HEG's Articles of Association.

1.2  Nomination Rights of Synergy. As long as Synergy will own an HEG quota of
     ----------------------------
     not less than DM 49,000 Synergy shall have the right to nominate:

     (a) two of the three contemplated Managing Directors ("Geschaftsfuhrer") of HEG;

     (b) and one half of the Supervisory Board members to be elected by the quotaholder group, and among these,

     (c)  the chairman of the Supervisory Board.

     The Trustee shall consent to the nominations by Synergy, unless there is a compelling reason for the rejection. of the nomination. If the nomination of any Managing Director, any Supervisory Board member or the chairman of the Supervisory Board nominated by Synergy is rejected, Synergy shall have the right to nominate alternative candidates until one of its nominees is appointed. Trustee hereby acknowledges that there are no objections against the appointment of Mr. George Brown as executive Managing Director of HEG or against the election of Mr. Thomas Mino as the chairman of HEG's Supervisory Board.

1.3  Removal of Synergy Representatives. Synergy furthermore shall have the
     ----------------------------------
     right to propose at any time the removal of any Managing Director or Supervisory Board member nominated by it. Trustee shall insofar vote in accordance with the proposals of Synergy, unless there is a compelling reason for Trustee to reject such proposal. Notwithstanding the foregoing, Synergy shall retain the unlimited right to remove Mr. George Brown as Managing Director. In each case the removal of any Managing Director nominated by Synergy requires that Synergy nominates a substitute and that such substitute Managing Director is appointed.

Section 2 - Relationship between HEG and Quotaholders
- -----------------------------------------------------


2.1  Arm's Length Transactions. All commercial transactions between HEG and its
     --------------------------
     quotaholders or their affiliates shall be at arm's length or, if such is not possible, subject to adequate disclosure to the Quotaholders' Meeting prior to any such transactions occurring. Further transfer pricing policies and methodologies of HEG for transactions with affiliates or quotaholders will be described in the annual budgets of HEG and subject to the approval of the Quotaholders' Meeting.

2.2  Books and Records. The parties will cause HEG to keep and maintain at its
     -----------------
     principal office a complete and accurate set of books and records [on an accrual basis] in accordance with generally accepted accounting principles consistently applied. HEG's books and records shall be audited at HEG's expense each fiscal year by such firm of accountants as the Quotaholders' Meeting may select.

2.3  Reporting. The Parties shall cause HEG's Management to provide them with
     ---------
     such other reports regarding HEG's operations as Trustee or Synergy may reasonably request. Such reports shall include, but not be limited to, monthly statements of profit and loss, balance sheets and changes in cash position.


Section 3 - Privatization of HEG
- --------------------------------

3.1  Cooperation in Privatization. It is the mandate and the objective of
     ----------------------------
     Trustee to fully privatize HEG as soon as possible. Synergy hereby acknowledges that the privatization may include the sale of all or a portion of the HEG quota(s) owned by Trustee or -- in the case of an increase in the stated capital of HEG -- a dilution of Trustee's ownership percentage Synergy will cooperate with Trustee's privatization efforts and, subject to the master plan agreed upon among the participants, it will exercise its approval and voting rights under Articles 14 and 16 of the Articles of Association of HEG accordingly.

3.2  Information Obligations. Subject to non-disclosure obligations reasonably
     -----------------------
     requested by any investor, each party will use its best efforts to keep the other promptly and fully informed about the objectives, activities and progress made in connection with the privatization of HEG and the negotiations conducted with any such investor. Each party will further provide the other with reasonable opportunities to present its views and preferences before making any commitments to any such investor and, if and when appropriate, permit the other party to participate directly in the negotiations with any such investor.

3.3  Participation of MBO/MBI Group. Synergy hereby declares its agreement that
     ------------------------------
     the Trustee will transfer one or more quotas in the aggregate nominal amount of DM 12,000 to a group of present and future management staff of HEG. The HEG Shareholders' Meeting will select the management members participating and the scope of their entitlements upon proposal by the management. The consideration to be made by such management staff and other detail will be agreed pursuant to the MBO/MBI Guidelines of Treuhandanstalt Berlin and the Federal Ministry of Economic Affairs.

3.4  Protection of Synergy's Interests. The parties agree that it is in their
     ---------------------------------
     mutual interest that all the industrial quotaholders of HEG fit to each other and that their business strategies must be harmonious and complementary. Synergy which -- being the first industrial quotaholder of HEG and the licensor of valuable technology -- has a special interest to be protected in this regard, assumes the primary responsibility for any negotiations with other investors concerning their acquisition, from Trustee of HEG quotas before February 28, 1994. Synergy will use its best efforts to present a reasonably acceptable industrial partner to Trustee. Except for compelling reasons, Trustee must not withhold its consent to any investor presented by Synergy before February 28, 1994, who is willing to acquire an equity interest in HEG. A compelling reason shall be deemed to exist primarily if the presented investor would not contribute to the strengthening and to the long-term protection of HEG's viability in accordance with the master privatization plan.

3.5  Second Investor. In case of its consent, the Trustee agrees to transfer a
     ---------------
     quota in the nominal amount of up to DM 19,500 to the investor presented by Synergy. Synergy agrees that in this case it will consent to the transfer of the quota. This assumes that the second investor will undertake to make such contributions to HEG (cash, services or other advantages) whose value proportionately equals the Entry Value of HEG.

     Should the second investor make its investment dependent upon acquiring a larger participation than a quota in the nominal amount of DM 19,500, Synergy will not withhold its consent without compelling reasons even though this may limit its purchase option ((S)5).

3.6  Entry Value and Fair Market Value. Entry Value of HEG shall be the net book
     ---------------------------------
     value of HEG as of March 1, 1993 minus the book value (i) of the technology license HEG has acquired from Synergy, (ii) the rights of HEG vis-a-vis MTG mbH as to the sales proceeds of finished products pursuant to the Contribution Agreement (roll of deeds No. 32/1993 of the acting notary), and (iii) the financing obligations of Treuhandanstalt pursuant to the Financial Assistance Agreement (roll of deeds No. 39/1992 of the acting notary). The Fair Market Value of HEG shall - disregarding the net asset value -only be the earnings value of the Company as determined using applicable economic principles and such rules customarily applied by certified accountants in this context (see in particular HFA 2/1983 and any possible later guidelines). The parties will attempt to agree on the Fair Market Value. Should the parties not have agreed within 30 days they will appoint a neutral certified accountant to determine the Fair Market Value on the basis of the above rules as arbitral expert. Should the parties not have agreed on a neutral certified accountant within the above period the arbitral expert will be appointed by the President of the Chamber of Certified Accountants in Dusseldorf, TersteegenstraBe, which appointment shall be binding upon the parties. The arbitral expert shall, on the above basis, also select the appropriate method of calculation. He will also allocate the costs of its involvement pursuant to the provisions of SS 91 et seq. German Code of Civil Procedure.


Section 4 Put Option and Purchase Obligation
- --------------------------------------------

     4.1  Disposition at Trustee's Option. If Synergy does not succeed to find a
          -------------------------------
          second investor under the
     conditions described in (S) 3.5 who takes over a quota in HEG in the nominal amount of DM 19,500 by February 28, 1994, the Trustee has the right to sell such HEG quota either to another investor determined solely by the Trustee or to Synergy. Should a second investor found by Synergy acquire only a HEG quota in the nominal amount of less than DM 19,500, Trustee has the right to sell with respect to the difference. This decision must be made by February 28, 1996. Synergy hereby agrees to the transfer [to the second Investor) or the sale to itself in advance.

4.2  Purchase Price for Sold quota. Notwithstanding S 3.5 the Trustee is free to
     -----------------------------
     negotiate the purchase price for the sale of the quota to an investor selected by the Trustee [pursuant to (S) 4.1]. If the Trustee sells the quota to Synergy the purchase price is equal to the Fair Market Value of the sold quota at the time of sale but not less than the proportionate Entry Value of HEG [(S) 3.6]. The purchase price is payable within 30 days after the declaration of the Trustee against assignment of the quota.


Section 5 - Purchase Option of Synergy
- --------------------------------------

5.1  Grant of Purchase Option. Trustee hereby grants to Synergy the option to
     ------------------------
     purchase from Trustee a quota in the nominal amount of not less than DM 2,000 and up to DM 19,500 in the aggregate; this purchase option is contingent upon Synergy having presented a second investor in accordance with the terms specified in (S) 3.5, who has acquired an HEG quota in the nominal amount of German Marks 19,500 by February 28, 1994. Synergy accepts this purchase option.

5.2  Exercise Period and Procedure. The purchase option can be exercised on
     -----------------------------
     March 1, 1994, at the earliest and on February 28, 1996, at the latest; it shall be exercised in notarial form. Synergy may exercise its purchase option in whole or in part and once or in several parts ,provided that the purchase option in the aggregate shall be limited to the extent to which Synergy did not become obligated to purchase pursuant to (S) 4.1. Upon exercise by Synergy of the purchase option, Trustee will promptly assign the applicable quota to Synergy or its nominee before a German notary.

5.3  Purchase Price and Payment. The purchase price payable by Synergy to
     --------------------------
     Trustee upon the exercise of the option shall correspond to the proportionate Entry Value of HEG Synergy shall pay the purchase price by check or wire transfer in exchange for the notarial assignment of the quota.

5.4  Post-Exercise Obligations. After Synergy's exercise of the option, Trustee
     -------------------------
     will exercise its (voting) rights as quotaholder, and use its best efforts to cause its representatives, if any, on the Management and/or Supervisory Board or in the Quotaholders' Meeting, to exercise their voting rights in accordance with Synergy's requests. Trustee shall not, directly or indirectly, approve any payment of dividends, bonuses or other distributions to the quotaholders, agents, employees or consultants of HEG without Synergy's prior consent after the exercise of the option.

5.5  Waiver or Non-Exercise of Option. To the extent the condition pursuant to
     --------------------------------
     (S)5.1 is not satisfied or

     Synergy waives the exercise of the option or the period for exercise passes, the Trustee is entitled to sell the quota to which the purchase option relates without restriction. Synergy will in this case grant its consent to the sale.

Section 6 - Put Option of Trustee
- ---------------------------------

6.1  Purchase Obligation. Synergy hereby agrees to acquire, upon request by the
     -------------------
     Trustee, a quota in the same proportionate amount as the quota of the other remaining shareholders out of the quota remaining with the Trustee on March 1, 1996.

6.2  Exercise Period and Procedure. The Trustee may request Synergy in notarial
     -----------------------------
     form to acquire such quota from March 1, 1996 up until February 28, 1997. After such a request by the Trustee Synergy has to accept the assignment of such quota without delay before a German notary.

6.3  Purchase Price and Payment. The purchase price payable by Synergy to the
     --------------------------
     Trustee by such quota is equivalent to the proportionate Fair Market Value of HEG, but in no event less than the proportionate Entry Value of HEG [(S) 3.6]. Synergy has to pay the purchase price by cheque or via transfer in exchange for the notarial assignment of the quota.


Section 7 - Operation of HEG
- ----------------------------

7.1  Conduct of Business. The Parties acknowledge that the Management of HEG
     -------------------
     will be instructed to use its best efforts to run an efficient and profitable business and to make HEG a competitive semi-conductor manufacturer on the world market. The Parties further acknowledge that under the provisions of the Financial Assistance Agreement between HEG, the THA and the quotaholders, HEG is obligated to employ 550 employees and to invest not less than German Marks 45 million in fixed assets, excluding financial assets, through December 31, 1995.

7.2  Non-Interference. The Parties agree that they will not exercise their
     ----------------
     voting rights under HEG's Articles of Association or this Agreement in order to frustrate or to prevent the compliance by HEG of its obligations under the Financial Assistance Agreement, including its obligation to refund monies to THA upon its breach thereof. In addition the parties will not withhold any consent that may be required in this context.

7.3  Winding-Up and Liquidation. The Parties agree that the occurrence of any
     --------------------------
     bankruptcy, creditor composition or similar proceeding concerning HEG would be very detrimental to the interests of either Party. They will use their best efforts to cause the Management Board of HEG to notify them immediately in writing if the Management Board determines, in the exercise of its best business judgment, that despite all of its efforts it is highly unlikely that HEG will become or remain an economically viable business. If the Parties concur with the determination of the Management Board, they will without undue delay enter into discussions concerning the reorganization or the orderly winding-up and liquidation of HEG, in order to save the operations of HEG in whole or in part, if feasible, or to achieve a separate liquidation otherwise. It is expressly agreed that no third party shall have any rights resulting from this Agreement.

Section 8 - Term and Termination
- --------------------------------

8.1  Effective Date and Duration. This Agreement shall take effect as of March
     ---------------------------
     1, 1993 and shall continue to be in force and effect until either party ceases to be a quotaholder of HEG. The latter does not apply if the present trustor (THA) replaces the Trustee; in this case Synergy will consent to the transfer of this Agreement to the new trustee under release of the old trustee.

8.2  Termination. Either Party may terminate this Agreement in writing upon the
     -----------
     occurrence of any one or more of the following events:

     (a) bankruptcy, insolvency or liquidation of the other Party (except for the purpose of amalgamation or reconstruction) or the appointment of any receiver or liquidator for all or substantially all of the assets of the other Party;

     (b) the attachment, sequestration, execution or seizure of all or substantially all of the assets of the other Party, provided that such attachment, sequestration, execution or seizure is not discharged within thirty days from the institution thereof; or

     (c) substantial breach by the other Party of any terms of this Agreement, if such breach is not rectified within sixty calendar days following the receipt of written notice of breach.

8.3  Non-Exclusive Remedy. The rights of termination contained in this Section 8
     --------------------
     shall be in addition to and not in substitution for any and all other remedies that may be available to the Parties.


Section 9 - Supplemental Agreement
- ----------------------------------

     The declarations made by the parties in the Supplemental Agreement, which is attached hereto as Exhibit 1, are part of this Quotaholder Agreement.
                           ---------


Section 10 - Costs
- ------------------

     Each of the parties bears half of the costs of this Agreement. In case of non-consummation of this Agreement the Trustee bears the costs.


Section 11 - General Provisions
- -------------------------------

11.1 Non-Severability. If any part of this Agreement shall become invalid or
     ----------------
     unenforceable or if there are any gaps in the Agreement, the enforceability of the remaining provisions shall not be affected. In lieu of any invalid or unenforceable provision a provision shall be deemed to be agreed upon, the purpose and objective and the economic consequences of which shall come as close as possible to those of the invalid provision. In the case of gaps, the Parties shall be deemed to have agreed upon a provision which corresponds to what the Parties, under principles of good faith and fair dealing, would have agreed upon had they considered the issue in the beginning.

11.2 Amendments. Except where otherwise expressly provided herein, this
     ----------
     Agreement, HEG's Articles of Incorporation and the Subscription Agreement, together with all Exhibits thereto, sets forth the entire understanding and agreement between the Parties with respect to the subject matter herein and therein and supersedes and cancels any and all prior or contemporaneous, oral or written agreements or representations, if any, between the Parties. This Agreement shall not be amended, modified, altered or changed in any way except by a writing executed by both Parties. This applies equally to a waiver of this requirement.

11.3 Governing Law. This Agreement shall be governed by the laws of the Federal
     -------------
     Republic of Germany, excluding its rules on conflicts of laws.

11.4 Dispute Resolution. Any and all disputes in connection with this Agreement
     ------------------
     shall, to the extent possible, be settled amicably between the Parties. Unless another court has exclusive jurisdiction under statutory law, the courts of Berlin, Germany, shall have jurisdiction over any dispute arising between the Parties which cannot be settled amicably.

This protocol, including attachments, was read by the notary, approved by the participants and executed by them in their own hand as follows:

s/Jorg Stein
s/H.-M. Giesen
5/Rosener, notary

                                             Attachment A
                                             ------------


                         POWER OF ATTORNEY BY SYNERGY
          ----------------------------------------------------------


                                 [not provided)

                                                                      EXHIBIT 1
                                                                      ---------


                            SUPPLEMENTAL AGREEMENT

- -------------------------------------------------------------------------------


                   [See Exhibit 1 to Contribution Agreement]

                                   APOSTILLE
                   (Convention de La Haye du 5 octobre 1961)

1.   Country: United States of America
     This public document

2.   has been signed by  BEVERLLY A. LIPTON

3.   acting in the capacity of Notary Public, State of California

4.   bears the seal/stamp of  BEVERLY A. LIPTON  Notary Public,
     State of California


                                   CERTIFIED

5.   at Sacramento, California            6.   the 5Th DAY OF FEBRUARY 1993

7.   by Deputy Secretary of State, State of California

8.   No. np324870

9.   Seal/Stamp                           10.  Signature:

                                               ___________________________

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT                                    No.5193
================================================================================
State of California       )                          ==== OPTIONAL SECTION ====
        ----------------- )
County of Santa Clara     )                          CAPACITY CLAIMED BY SIGNER
         ---------------- )                          Though statue does not
                                                     require this Notary to fill
                                                     in the date below, doing
                                                     so may prove invaluable
                                                     to persons relying on the
                                                     document.
On  2-3-93   before me, Beverly A. Lipton, Notary   ,
  ----------           -----------------------------
    DATE                 NAME, TITLE OF OFFICER       [_] INDIVIDUAL
                       E.G., JANE DOE NOTARY PUBLIC
                                                      [X] CORPORATE OFFICER(S)
personally appeared         Edward Leonard                     Secretary
                   ---------------------------------,     ---------------------
                         NAME(S) OF SIGNER(S)                  TITLE(S)

[X] personally known to me - OR - [_] proved to me
                              the basis of            [_] PARTNER(S) [_] LIMITED
                              satisfactory evidence                  [_] GENERAL
                              to be the person whose  [_] ATTORNEY-IN-FACT
                              name is subscribed to
                              the within instrument   [_] TRUSTEE(S)
                              and acknowledged to me
                              that he executed the    [_] GUARDIAN/CONSERVATOR
                              same in his authorized
                              capacity, and that by   [_] OTHER: _______________
                              his signature on the
                              instrument the              ______________________
                              person(s), or the
                              entity upon behalf          ______________________
                              of which the person
                              acted, executed the
                              instrument.

   [SEAL APPEARS HERE]                                 SIGNER IS REPRESENTING:
                                                       NAME OF PERSON(S) OR
                                                       ENTITY(IES)
                              WITNESS my hand and
                              official seal.
                                                       _________________________

                              /s/ Beverly A. Lipton
                              ----------------------   _________________________
                               SIGNATURE OF NOTARY

================================ OPTIONAL SECTION ==============================

THIS CERTIFICATE MUST BE      TITLE OR TYPE OF DOCUMENT   POWER OF ATTORNEY
                                                       -------------------------
ATTACHED TO THE DOCUMENT
DESCRIBED AT RIGHT:
________________________      NUMBER OF PAGES  1   DATE OF DOCUMENT 12-15-92
                                             -----                --------------
THOUGH THE DATA REQUESTED
HERE IS NOT REQUIRED BY       SIGNER(S) OTHER THAN NAMED ABOVE SVEN SIMONSEN
                                                               -----------------
LAW, IT COULD PREVENT
FRAUDULENT REATTACHMENT OF
THIS FORM.
================================================================================

                                   APOSTILLE
                   (Convention de La Haye du 5 octobre 1961)

1.   Country: United States of America
     This public document

2.   has been signed by  BEVERLY A. LIPTON

3.   acting in the capacity of Notary Public, State of California

4.   bears the seal/stamp of       BEVERLY A. LIPTON  Notary Public,
     State of California


                                   CERTIFIED

5.   at Sacramento, California            6.   the 5Th DAY OF FEBRUARY 1993

7.   by Deputy Secretary of State, State of California

8.   No...np#24871

9.   Seal/Stamp                           10.  Signature:
                                          _______________________________

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT                                    No.5193
================================================================================
State of California       )                          ==== OPTIONAL SECTION ====
        ----------------- )
County of Santa Clara     )                          CAPACITY CLAIMED BY SIGNER
         ---------------- )                          Though statue does not
                                                     require this Notary to fill
                                                     in the date below, doing
                                                     so may prove invaluable
                                                     to persons relying on the
                                                     document.
On  2-3-93   before me, Beverly A. Lipton           ,
  ----------           -----------------------------
    DATE                 NAME, TITLE OF OFFICER       [_] INDIVIDUAL
                       E.G., JANE DOE NOTARY PUBLIC
                                                      [X] CORPORATE OFFICER(S)
personally appeared        Sven Simonsen                  Chairman of the Board
                   ---------------------------------,     ---------------------
                         NAME(S) OF SIGNER(S)                  TITLE(S)

[_] personally known to me - OR - [X] proved to me
                              the basis of            [_] PARTNER(S) [_] LIMITED
                              satisfactory evidence                  [_] GENERAL
                              to be the person whose  [_] ATTORNEY-IN-FACT
                              name is subscribed to
                              the within instrument   [_] TRUSTEE(S)
                              and acknowledged to me
                              that he executed the    [_] GUARDIAN/CONSERVATOR
                              same in his authorized
                              capacity, and that      [_] OTHER: _______________
                              by his signature on
                              the instrument the         ______________________
                              person(s), or the          ______________________
                              entity upon behalf
                              of which the person
                              acted, executed the
                              instrument.
   [SEAL APPEARS HERE]                                 SIGNER IS REPRESENTING:
                                                       NAME OF PERSON(S) OR
                                                       ENTITY(IES)
                              WITNESS my hand and
                              official seal.
                                                       _________________________

                              /s/ Beverly A. Lipton
                              ----------------------   _________________________
                               SIGNATURE OF NOTARY

================================ OPTIONAL SECTION ==============================

THIS CERTIFICATE MUST BE      TITLE OR TYPE OF DOCUMENT   POWER OF ATTORNEY
                                                       -------------------------
ATTACHED TO THE DOCUMENT
DESCRIBED AT RIGHT:
________________________      NUMBER OF PAGES  1   DATE OF DOCUMENT 12-15-92
                                             -----                --------------
THOUGH THE DATA REQUESTED
HERE IS NOT REQUIRED BY       SIGNER(S) OTHER THAN NAMED ABOVE Edward Leonard
                                                               -----------------
LAW, IT COULD PREVENT
FRAUDULENT REATTACHMENT OF
THIS FORM.
================================================================================

[LOGO OF SYNERGY APPEARS HERE]                  [LETTER HEAD APPEARS HERE]



                               POWER OF ATTORNEY



THE UNDERSIGNED SYNERGY SEMICONDUCTOR CORPORATION, 3450 CENTRAL EXPRESSWAY, SANTA SANTA CLARA, CA 95051, USA, HEREBY GRANTS POWER OF ATTORNEY WITH INDIVIDUAL SIGNING POWER, RELEASE FROM THE RESTRICTIONS OF 181 GERMAN CIVIL CODE AND THE RIGHT TO GRANT SUBPOWER TO EACH OF THE FOLLOWING:

     THOMAS D. MINO, WITH BUSINESS ADDRESS AT: 3450 CENTRAL EXPRESSWAY, SANTA CLARA, CA 95051, USA, AND

     GEORGE W. BROWN, WITH BUSINESS ADDRESS AT: 3450 CENTRAL EXPRESSWAY, SANTA CLARA, CA 95051, USA, AND

     DR. HANS-MICHAEL GIESEN, WITH BUSINESS ADDRESS AT: DO BRUCKHAUS WESTRICK STEGEMANN, FRIEDRICHSTR. 95, D-1086 BERLIN

TO REPRESENT SYNERGY SEMICONDUCTOR CORPORATION IN CONNECTION WITH THE ACQUISITION OF A PARTICIPATION IN HALBLEITERELEKTRONIK FRANKFURT (ODER) GMBH, WILDBAHN, D-1201 FRANKFURT/ODER-MARKENDORF, REGISTERED IN THE COMMERCIAL REGISTER OF THE LOWER COURT FRANKFURT/ODER UNDER HRB 2687 (IN PARTICULAR TO SUBSCRIBE TO A SHARE IN THIS COMPANY) AND TO EXERCISE ALL SHAREHOLDER RIGHTS IN THIS COMPANY (IN PARTICULAR APPOINTMENT AND REMOVAL OF MANAGING DIRECTOR, REVISION AND AMENDMENTS OF THE ARTICLES OF ASSOCIATION) AND TO ENTER INTO ADDITIONAL AGREEMENTS (IN PARTICULAR A FINANCIAL ASSISTANCE AGREEMENT, A SHAREHOLDERS AGREEMENT AND A GENERAL FRAMEWORK AGREEMENT) WITH THE OTHER PARTICIPANTS AND TO ENTER INTO ANY ADDITIONAL CONTRACTS NECESSARY OR ADVISABLE, MAKE DECLARATIONS OR TAKE ACTS IN THIS CONTEXT.

SANTA CLARA, DECEMBER 15, 1992

________________________________        _________________________
NAME: SVEN SIMONSEN                     NAME: EDWARD LEONARD

TITLE: CHAIRMAN OF THE BOARD            TITLE: SECRETARY

                                   APOSTILLE
                   (Convention de La Haye du 5 octobre 1961)

1.   Country: United States of America
     This public document

2.   has been signed by  BEVERLY A. LIPTON

3.   acting in the capacity of Notary Public, State of California

4.   bears the seal/stamp of       BEVERLY A. LIPTON  Notary Public,
     State of California


                                   CERTIFIED

5.   at Sacramento, California            6.   the 5Th DAY OF FEBRUARY 1993

7.   by Deputy Secretary of State, State of California

8.   No...NP#24872

9.   Seal/Stamp                           10.  Signature:
                                          _________________________________

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT                                    No.5193
================================================================================
State of California       )                          ==== OPTIONAL SECTION ====
        ----------------- )
County of Santa Clara     )                          CAPACITY CLAIMED BY SIGNER
         ---------------- )                          Though statue does not
                                                     require this Notary to fill
                                                     in the date below, doing
                                                     so may prove invaluable
                                                     to persons relying on the
                                                     document.
On  2-3-93   before me, Beverly A. Lipton Notary    ,
  ----------           -----------------------------
    DATE                 NAME, TITLE OF OFFICER       [_] INDIVIDUAL
                       E.G., JANE DOE, NOTARY PUBLIC
                                                      [X] CORPORATE OFFICER(S)
personally appeared       Edward Leonard                       Secretary
                   ---------------------------------,     ---------------------
                         NAME(S) OF SIGNER(S)                  TITLE(S)

[X] personally known to me - OR - [_] proved to me
                              the basis of            [_] PARTNER(S) [_] LIMITED
                              satisfactory evidence                  [_] GENERAL
                              to be the person whose  [_] ATTORNEY-IN-FACT
                              name is subscribed to
                              the within instrument   [_] TRUSTEE(S)
                              and acknowledged to me
                              that he executed the    [_] GUARDIAN/CONSERVATOR
                              same in his authorized
                              capacity, and that by   [_] OTHER: _______________
                              his signature on the
                              instrument the              ______________________
                              person(s), or the
                              entity upon behalf          ______________________
                              of which the person
                              acted, executed the
                              instrument.
   [SEAL APPEARS HERE]                                 SIGNER IS REPRESENTING:
                                                       NAME OF PERSON(S) OR
                                                       ENTITY(IES)
                              WITNESS my hand and
                              official seal.
                                                       _________________________

                              /s/ Beverly A. Lipton
                              ----------------------   _________________________
                               SIGNATURE OF NOTARY

================================ OPTIONAL SECTION ==============================

THIS CERTIFICATE MUST BE      TITLE OR TYPE OF DOCUMENT  Secretary Certificate
                                                       -------------------------
ATTACHED TO THE DOCUMENT
DESCRIBED AT RIGHT:
________________________      NUMBER OF PAGES  1   DATE OF DOCUMENT  2-5-93
                                             -----                --------------
THOUGH THE DATA REQUESTED
HERE IS NOT REQUIRED BY       SIGNER(S) OTHER THAN NAMED ABOVE Edward Leonard
                                                               -----------------
LAW, IT COULD PREVENT
FRAUDULENT REATTACHMENT OF
THIS FORM.
================================================================================

[LOGO OF SYNERGY APPEARS HERE]                  [LETTER HEAD APPEARS HERE]



                             SECRETARY CERTIFICATE


THE UNDERSIGNED EDWARD LEONARD, SECRETARY OF SYNERGY SEMICONDUCTOR CORPORATION, 3450 CENTRAL EXPRESSWAY, SANTA CLARA, CA 95051, HEREBY CERTIFIES THAT:

     - MESSRS. SVEN SIMONSEN AND EDWARD LEONARD IN THEIR RESPECTIVE CAPACITY AS CHAIRMAN OF THE BOARD AND SECRETARY OF SYNERGY SEMICONDUCTOR CORPORATION HAVE BEEN AND ARE AUTHORIZED BY THE BOARD OF DIRECTORS UNDER THE APPLICABLE LAWS AND REGULATIONS AND THE INTERNAL CORPORATE RULES OF SYNERGY SEMICONDUCTOR CORPORATION TO EXECUTE AND DELIVER THE ATTACHED POWER OF ATTORNEY DATED AS OF DECEMBER 15,1992.

     - THE UNDERSIGNED IS THE DULY AUTHORIZED SECRETARY OF SYNERGY SEMICONDUCTOR CORPORATION, THAT AS SUCH HE IS AUTHORIZED TO ISSUE THIS CERTIFICATE AND THAT ALL RULES AND REQUIREMENTS FOR ISSUING THIS CERTIFICATE HAVE BEEN OBSERVED.


     - SYNERGY SEMICONDUCTOR CORPORATION WITH ITS PRINCIPAL ADDRESS AS SHOWN ABOVE IS A CORPORATION DULY INCORPORATED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF CALIFORNIA.


MADE IN SANTA CLARA THIS 3RD DAY OF FEBRUARY, 1993


          /s/  Edward Leonard
          ----------------------------------------------
          NAME:    EDWARD LEONARD
          TITLE: SECRETARY